UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): April 22, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 23, 2008, First Merchants Corporation issued a press release to report its financial results for the fourth quarter ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K,  including  Exhibit No.
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated January 23, 2008, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                          Mark K. Hardwick
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)


Dated: April 22, 2008

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated April 22,2008, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                      Press Release, dated April 22, 2008

N / E / W / S     R / E / L / E / A / S / E

April 22, 2008

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 7 PERCENT INCREASE IN FIRST QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported March 31, 2008 diluted earnings per share totaling $.45 a 7.1 percent increase over 2007 first quarter earnings per share of $.42. Net income totaled $8.1 million, a $355,000 increase over the $7.8 million earned in the first quarter of 2007.

Total assets reached $3.8 billion at quarter-end, an increase of $212 million, or 6 percent, from March 31, 2007. Loans and investments, the Corporation's primary earning assets, totaled $3.37 billion, an increase of $157 million, or
4.9 percent over the prior year.

Net-Interest margin expanded by 24 basis points from 3.50 percent in the first quarter of 2007 to 3.74 percent in 2008. As a result, net-interest income increased by $3.7 million or 13.8 percent. On March 31, 2008 the Corporation reported on form 8-K the sale of three prime-based interest rate floors. For the quarter, $236,000 of the $4.7 million gain was recognized in the Corporation's net interest margin. Due to the accounting treatment of FASB 133, $277,000 of the gain was accelerated and recognized in non-interest income.

Total non-interest income increased by $723,000, or 7.4 percent, during the quarter and total expenses increased by $2.1 million.

Provision expense increased by $2.2 million, or 139 percent, during the quarter as charge-offs totaled $3.0 million. Non-performing assets increased from 73 basis points to 93 basis points during the quarter and the allowance for loan losses as a percent of total loans increased to .99 percent.

Michael C. Rechin, President and Chief Executive Officer, stated that, "First Merchants is a stronger banking company because of the work that has taken place over the last 12 months. Our company is structurally more efficient, our sales teams are better equipped to win in the marketplace and our lending discipline and pricing has improved." Rechin also added that, "Given the volatility in the banking sector First Merchants management team is pleased with the quarter-end results. We are managing our loan portfolio rigorously recognizing the softness in the economy. Our Bankers are working with clients actively to identify deterioration in cash flow and real estate values. It's our goal to build earnings momentum while at the same time adding to our allowance for loan losses."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Tuesday, April 22, 2008. To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation's first quarter earnings. A replay will be available until April 30, 2008. To access replay, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial 412-317-0088. The replay will require the passcode is 417952.

During the call, we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

                                    * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                         March 31,
                                                                 2008           2007
Assets
   Cash and due from banks                                    $ 89,961     $    43,629
   Interest-bearing time deposits                               21,280           6,785
   Investment securities                                       426,055         476,199
   Mortgage loans held for sale                                  3,494           2,732
   Loans                                                     2,937,710       2,731,140
   Less: Allowance for loan losses                             (29,094)        (26,819)
                                                           -----------      ----------

        Net loans                                            2,908,616       2,704,321
   Premises and equipment                                       44,526          43,262
   Federal Reserve and Federal Home Loan Bank stock             25,345          23,691
   Interest receivable                                          21,212          21,941
   Core deposit intangibles and goodwill                       135,056         137,847
   Cash surrender value of life insurance                       71,663          68,360
   Other assets                                                 19,950          26,047
                                                            ----------     -----------
        Total assets                                      $ 3,767,158      $ 3,554,814
                                                            ==========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                     $  380,364    $   325,615
     Interest-bearing                                         2,432,763      2,361,773
                                                             ----------    -----------
           Total deposits                                     2,813,127      2,687,388
   Borrowings                                                   574,462        497,188
   Interest payable                                               7,621         10,834
   Other liabilities                                             23,107         30,756
                                                            ----------     -----------
           Total liabilities                                 3,418,317       3,226,166
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
Cumulative Preferred Stock, $1,000 par value:
   Authorized -- 600 shares
   Issued and outstanding -- 125 shares                           125
Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 17,978,263 and
      18,002,787 shares                                         2,247           2,289


   Additional paid-in capital                                   137,633        143,672
   Retained earnings                                            206,710        191,476
   Accumulated other comprehensive loss                          2,126         (8,789)
                                                             ----------    -----------
        Total stockholders' equity                              348,841        328,648
                                                             ----------    -----------
        Total liabilities and stockholders' equity          $ 3,767,158    $ 3,554,814
                                                             ==========    ===========

FINANCIAL HIGHLIGHTS

                                                 Three Months Ended
(In thousands)                                        March 31,
                                              2008            2007
NET CHARGE OFF'S                             $  2,957      $   1,320

AVERAGE BALANCES
  Total Assets                             $3,758,332     $3,522,334
  Total Loans                               2,908,162      2,703,134
  Total Deposits                            2,836,174      2,689,908
  Total Stockholders' Equity                  344,722        328,342

FINANCIAL RATIOS
  Return on Average Assets                        .86            .88
  Return on Avg. Stockholders' Equity            9.43           9.47
  Avg. Earning Assets to Avg. Assets            90.38          91.13
  Allowance for Loan Losses as %
    Of Total Loans                                .99            .98

  Net Charge Off's as % Of Avg. Loans
    (Annualized)                                  .41            .20

  Dividend Payout Ratio                         51.10          54.76
  Avg. Stockholders' Equity to Avg.
    Assets                                       9.17           9.32
  Tax Equivalent Yield on Earning Assets         6.78           7.01
  Cost of Supporting Liabilities                 3.04           3.51
  Net Int. Margin (FTE) on Earning
   Assets                                        3.74           3.50

CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share data)                     Three Months Ended
                                                          March 31,
                                                     2008          2007
Interest income
   Loans receivable
     Taxable                                       $ 51,101     $ 49,645
     Tax exempt                                         165          201
   Investment securities
     Taxable                                          3,249        3,282
     Tax exempt                                       1,513        1,661
   Federal funds sold                                     8            1
   Deposits with financial institutions                 282          123
   Federal Reserve and Federal Home Loan Bank
    stock                                               335          328
                                                   --------     --------
        Total interest income                        56,653       55,241
                                                   --------     --------
Interest expense
   Deposits                                          19,433       21,806
   Federal funds purchased                              669          854
   Securities sold under repurchase agreements          816          569
   Federal Home Loan Bank advances                    3,036        2,936
   Subordinated debentures, revolving credit
     lines and term loans                             1,890        2,001

                                                   --------     --------
        Total interest expense                       25,844       28,166
                                                   --------     --------
Net interest income                                  30,809       27,075
   Provision for loan losses                          3,823        1,599
                                                   --------     --------

Net interest income
   after provision for loan losses                   26,986       25,476

                                                   --------     --------
Other income
   Service charges on deposit accounts                2,931        2,883
   Fiduciary activities                               2,142        2,036
   Other customer fees                                1,679        1,491
   Commission income                                  1,669        1,638
   Earnings on cash surrender value
     of life insurance                                 738           685

   Net gains and fees on sales of loans                 643          532
   Net realized gains (losses) on sale of
     available-for-sale securities                      73            (1)
   Other income                                         652          540
        Total other income                         --------     --------
                                                     10,527        9,804
                                                   --------     --------
Other expenses
   Salaries and employee benefits                     16,098      14,726
   Net occupancy                                       1,805       1,598
   Equipment                                           1,654       1,722
   Marketing                                             484         487
   Outside data processing fees                          882         951
   Printing and office supplies                          281         299
   Core deposit amortization                             790         791
   Other expenses                                      4,279       3,620
                                                    --------    --------
        Total other expenses                          26,273      24,194
                                                    --------    --------

Income before income tax                              11,240      11,086
   Income tax expense                                  3,114       3,315
                                                    --------    --------
Net income                                          $  8,126    $  7,771
                                                    ========    ========

Per Share Data

   Basic Net Income                                     .45          .42
   Diluted Net Income                                   .45          .42
   Cash Dividends Paid                                  .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                      18,055       18,497

CONSOLIDATED BALANCE SHEETS

(in thousands)                                       March 31,    December 31,  September 30,      June 30,      March 31,
                                                       2008       2007             2007              2007          2007
Assets
  Cash and due from banks                            $ 89,961     $ 134,683       $ 85,645        $ 80,921  $   43,629
  Interest-bearing time deposits                       21,280        24,931         22,295           8,898       6,785
  Investment securities                                             451,167        474,613         479,281     476,199
                                                      426,055
  Mortgage loans held for sale                          3,494         3,735          4,328           2,842       2,732
  Loans                                             2,937,710     2,876,843      2,869,001       2,806,068   2,731,140
    Less: Allowance for loan losses                   (29,094)      (28,228)       (27,635)        (27,608)    (26,819)
                                                  -----------   -----------    -----------     -----------   ---------
       Net loans                                    2,908,616     2,848,615      2,841,366       2,778,460   2,704,321
  Premises and equipment                               44,526        44,445         44,255          44,126      43,262
  Federal Reserve and Federal Home Loan Bank
   stock                                                25,345       25,250         25,050          23,822      23,691
  Interest receivable                                   21,212       23,402         25,954          21,615      21,941
  Core deposit intangibles and goodwill                135,056      135,856        136,266         137,056     137,847
  Cash surrender value of life insurance                71,663       70,970         70,082          69,111      68,360
  Other assets                                          19,950       19,033         24,446          23,383      26,047
                                                  -----------   -----------    -----------     -----------  ----------
       Total assets                                $ 3,767,158  $ 3,782,087    $ 3,754,300     $ 3,669,515  $3,554,814
                                                  ===========   ===========    ===========     ===========  ==========
Liabilities
  Deposits
    Noninterest-bearing                           $   380,364     $ 370,397      $ 355,339   $   362,083      $ 325,615
    Interest-bearing                                2,432,763     2,473,724      2,403,836     2,357,518      2,361,773
                                                  -----------   -----------    -----------    -----------   -----------
       Total deposits                               2,813,127     2,844,121      2,759,175     2,719,601      2,687,388
  Borrowings                                          574,462       568,774        620,469       587,574        497,188
  Interest payable                                      7,621         8,325          9,170        10,417         10,834
  Other liabilities                                    23,107        20,931         32,745        24,543         30,756
                                                  -----------   -----------    -----------    -----------   -----------
       Total liabilities                            3,418,317     3,442,151      3,421,559     3,342,135      3,226,166
Stockholders' equity
  Preferred stock, no-par value
     Authorized and unissued -- 500,000 shares
Cumulative Preferred Stock, $1,000 par value:
   Authorized -- 600 shares
   Issued and outstanding                                 125
  Common stock, $.125 stated value
     Authorized -- 50,000,000 shares
     Issued and outstanding                             2,247         2,250          2,269          2,286          2,289
  Additional paid-in capital                          137,633       137,801        140,642        143,317        143,672
  Retained earnings                                   206,710       202,750        197,609        193,460        191,476
  Accumulated other comprehensive loss                  2,126        (2,865)        (7,779)       (11,683)        (8,789)
                                                  -----------   -----------    -----------     -----------   -----------
       Total stockholders' equity                     348,841       339,936        332,741        327,380        328,648
                                                  -----------   -----------    -----------     -----------   -----------

       Total liabilities and stockholders'        $ 3,767,158   $ 3,782,087    $ 3,754,300    $ 3,669,515    $ 3,554,814
equity
                                                  ===========   ===========    ===========    ===========   ===========




NON-PERFORMING ASSETS

                                                   March 31,      December      September      June 30,      March 31,
                                                     2008         31, 2007      30, 2007         2007           2007

Non Accrual Loans                                   $ 27,465       $ 29,031       $ 30,165       $ 30,820      $ 22,704
Renegotiated Loans                                       142            145             58             58            59
                                                  ----------    -----------     ----------     ----------    ----------
Non Performing Loans (NPL)                            27,607         29,176         30,223         30,878        22,763
Real Estate Owned and Repossessed Assets               7,372          2,573          2,081          2,274         3,102
                                                  ----------    -----------    -----------    -----------    ----------
Non Performing Assets (NPA)                           34,979         31,749         32,304         33,152        25,865
90+ Days Delinquent                                    4,996          3,578          3,132          5,203         4,554
                                                  ----------    -----------    -----------    -----------   -----------
NPAs & 90 Day Delinquent                              39,975         35,327         35,436         38,355        30,419

Loan Loss Reserve                                     29,094         28,228         27,635         27,608        26,819
YTD Charge-offs                                        2,957          6,819          4,962          2,179         1,320

NPAs / Actual Assets %                                  0.93%          0.84%          0.86%          0.90%         0.73%
NPAs & 90 day / Actual Assets %
                                                        1.06%          0.93%          0.94%          1.05%         0.86%
NPAs / Actual Loans & REO (%)
                                                        1.19%          1.10%          1.12%          1.18%         0.95%
Loan Loss Reserves / Actual Loans (%)
                                                        0.99%          0.98%          0.96%          0.98%         0.98%
NCOs / YTD Average Loans (%)
                                                        0.10%          0.24%          0.18%          0.08%         0.05%

CONSOLIDATED STATEMENTS OF INCOME
                                                    March 31,     December      September      June 30,      March 31,
(in thousands, except share data)                      2008       31, 2007      30, 2007         2007           2007

   Loans receivable
     Taxable                                           $51,101      $ 53,338       $ 53,081       $ 51,204      $ 49,645
     Tax exempt                                            165           302            368            249           201
   Investment securities
     Taxable                                             3,249         3,487          3,581          3,394         3,282
     Tax exempt                                          1,513         1,623          1,613          1,651         1,661
   Federal funds sold                                        8            39             41             91             1
   Deposits with financial institutions                    282           194            145            120           123
   Federal Reserve and Federal Home Loan
     Bank stock                                            335           344            328            299           328
                                                      --------      --------       --------       --------      --------
       Total interest income                            56,653        59,327         59,157         57,008        55,241
                                                      --------      --------       --------       --------      --------
Interest expense
   Deposits                                             19,433        22,398         23,327         22,390        21,806
   Federal funds purchased                                 669           692            996          1,047           854
   Securities sold under repurchase agreements             816         1,182          1,195            910           569
   Federal Home Loan Bank advances                       3,036         3,250          3,302          3,009         2,936
   Subordinated debentures, revolving credit
     lines and term loans                                1,890         1,910          1,802          2,037         2,001
                                                      --------      --------       --------       --------      --------
        Total interest expense                          25,844        29,432         30,622         29,393        28,166
                                                      --------      --------       --------       --------      --------
Net interest income                                     30,809        29,895         28,535         27,615        27,075
   Provision for loan losses                             3,823         2,450          2,810          1,648         1,599
                                                      --------      --------       --------       --------      --------
Net interest income
   after provision for loan losses                      26,986        27,445         25,725         25,967        25,476
                                                      --------      --------       --------       --------      --------
Other income
   Service charges on deposit accounts                   2,931         3,206          3,241          3,091         2,883
   Fiduciary activities                                  2,142         2,094          1,985          2,257         2,036
   Other customer fees                                   1,679         1,686          1,767          1,535         1,491
   Commission income                                     1,669         1,031          1,175          1,269         1,638
   Earnings on cash surrender value
     of life insurance                                     738         1,186            998            782           685
   Net gains and fees on sales of loans                    643           546            749            611           532
   Net realized gains (losses) on sales of
     available-for-sale securities                          73             1                                         (1)
   Other income                                            652           383            933            221           540
                                                      --------      --------       --------       --------      --------
        Total other income                              10,527        10,133         10,848          9,766         9,804
                                                      --------      --------       --------       --------      --------

Other expenses
   Salaries and employee benefits                       16,098        14,738         14,583         14,796        14,726
   Net occupancy                                         1,805         1,619          1,818          1,612         1,598
   Equipment                                             1,654         1,619          1,645          1,783         1,722
   Marketing                                               484           505            560            653           487
   Outside data processing fees                            882           872            972          1,036           951
   Printing and office supplies                            281           329            394            388           299
   Core deposit amortization                               790           789            789            790           791
   Write-off of unamortized
     underwriting expense                                                                            1,771
   Other expenses                                        4,279         4,776          4,241          4,910         3,620
                                                      --------      --------       --------       --------      --------
        Total other expenses                            26,273        25,247         25,002         27,739        24,194
                                                      --------      --------       --------       --------      --------

Income before income tax                                11,240        12,331         11,571          7,994        11,086
   Income tax expense                                    3,114         3,021          3,221          1,786         3,315
                                                      --------      --------       --------       --------      --------
Net income                                              $8,126        $9,310         $8,350        $ 6,208        $7,771
                                                      ========      ========       ========       ========      ========

Per Share Data

   Basic Net Income                                      $ .45         $ .51          $ .46          $ .34         $ .42
   Diluted Net Income                                      .45           .51            .46            .34           .42
   Cash Dividends Paid                                                   .23            .23            .23           .23
                                                         .23
   Average Diluted Shares
     Outstanding (in thousands)                        18,055         18,138         18,276         18,369        18,497

FINANCIAL RATIOS
  Return on Average Assets                                .86%         1.00%           .90%           .69%          .88%
  Return on Avg. Stockholders' Equity                    9.43          11.10         10.14            7.53          9.47
  Avg. Earning Assets to Avg. Assets                    90.38          90.70         90.88          90.96          91.13
  Allowance for Loan Losses as %
  Of Total Loans                                          .99            .98           .96            .98            .98
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                            .41            .26           .39            .23            .20
  Dividend Payout Ratio                                 51.10          45.10         50.00          67.65          54.76
  Avg. Stockholders' Equity to Avg. Assets               9.17           8.98          8.91           9.15           9.32
  Tax Equivalent Yield on Earning Assets                 6.78           7.13          7.17           7.09           7.01
  Cost of Supporting Liabilities                         3.04           3.47          3.65           3.59           3.51
  Net Int. Margin (FTE) on Earning Assets                3.74           3.66          3.52           3.50           3.50

LOANS


(in thousands)                                  March 31,     December 31,   September 30,     June 30,     March 31,
                                                  2008            2007           2007            2007          2007

Commercial and industrial loans                  $ 724,643        $662,701         $626,301      $590,345      $557,304
Agricultural production financing and
   other loans to farmers                           123,314        114,324          113,132       103,713        97,784

Real estate loans:
   Construction                                     178,171        165,425          160,624       172,247       151,782
   Commercial and farmland                          961,431        947,234          912,063       895,301       906,726
   Residential                                      728,956        744,627          769,890       768,392       756,316
Individuals' loans for household and other
   personal expenditures
                                                    174,857        187,880          194,181       206,435       210,578
Tax exempt loans                                     11,646         16,423           28,726        23,181        15,306
  Lease financing receivables, net of
   unearned income                                    8,438          8,351            8,932         7,906         7,648
Other loans                                          26,254         29,878           55,152        38,548        27,696
                                                 ----------   ------------      -----------    ----------    ----------
                                                   2,937,710     2,876,843        2,869,001     2,806,068     2,731,140
Allowance for loan losses                           (29,094)      (28,228)         (27,635)      (27,608)      (26,819)
                                                 ----------   ------------      -----------    ----------    ----------
        Total loans                              $2,908,616     $2,848,615       $2,841,366    $2,778,460    $2,704,321
                                                 ==========   =============     ===========    ==========    ==========



DEPOSITS


(in thousands)                                 March 31,     December 31,    September 30,    June 30,      March 31,
                                                  2008           2007            2007           2007          2007


Demand deposits                                    $881,498       $903,380         $825,185    $ 855,458       $787,538
Savings deposits                                    562,942        552,379          508,139      494,738        530,692
Certificates and other time deposits of
   $100,000 or more                                 459,038        470,733          472,842      443,355        398,061
Other certificates and time deposits                909,649        917,629          953,009      926,050        971,097
                                                ------------   -----------      -----------   ----------     ----------
        Total deposits                           $2,813,127     $2,844,121       $2,759,175   $2,719,601     $2,687,388
                                                ============   ===========      ===========   ==========     ==========